EXHIBIT V
                                              to Merger Agreement








                       TAX ALLOCATION AGREEMENT





                    Dated as of              , 1995


                                 Among



                        U.S. TRUST CORPORATION


                            [NEW HOLDINGS]


                                  and


                    THE CHASE MANHATTAN CORPORATION

              TAX ALLOCATION AGREEMENT (the "Agreement")
               dated as of [              ], 1995, among
            U.S. Trust Corporation, a New York corporation
                           (the "Company"),
                 [NEW HOLDINGS], a New York corporation
        ("New Holdings") and The Chase Manhattan Corporation, a Delaware corporation ("Parent").

               WHEREAS, the Company is currently the common parent of an affiliated group of corporations (the "Affiliated Group") filing consolidated Federal income Tax returns and unitary or combined state income Tax returns ("Consolidated Returns"), pursuant to which the Company and one or more other members of the Affiliated Group pay Taxes on a consolidated, combined or unitary basis ("Consolidated Taxes");

               WHEREAS, on [          ], United States Trust
     Company of New York, a New York State chartered bank and trust company ("USTNY"), a wholly owned subsidiary of the Company, transferred certain assets and liabilities associated with USTNY's private banking and asset management businesses to [NEW TRUSTCO], a New York State chartered bank and trust company ("New Trustco"), a newly formed, wholly owned subsidiary of USTNY ("Contribution No.1");

               WHEREAS, immediately thereafter, USTNY distributed the stock of New Trustco to the Company ("Spinoff No.1") in a transaction intended to qualify as a tax-free distribution under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code");

               WHEREAS, immediately thereafter, the Company contributed the stock of New Trustco, the stock of certain other subsidiaries of the Company and certain other assets to New Holdings, a newly formed, wholly owned subsidiary of the Company ("Contribution No.2");

               WHEREAS, the Company intends to distribute all the stock of New Holdings to its shareholders ("Spinoff No.2") in a transaction intended to qualify as a tax-free spin-off under Section 355 of the Code (Contribution No.1,
     Contribution No.2, Spinoff No.1 and Spinoff No.2 are referred to, collectively, herein as the "Spinoffs");

               WHEREAS, on the beginning of the first day after the date on which Spinoff No. 2 occurs (the "Distribution Date"), New Holdings and its subsidiaries, including New Trustco (collectively, the "Holdings Group"), will cease to be members of the Affiliated Group of which the Company is the common parent corporation, within the meaning of Section 1502 of the Code, and which has elected to file Consolidated Returns;

               WHEREAS, immediately following Spinoff No. 2 pursuant to an agreement between the Company and the Parent, the Company shall merge with the Parent or a subsidiary of the Parent and USTNY may merge with a subsidiary of the Parent (collectively, the "Merger");

               WHEREAS, the Company and New Holdings desire to allocate the liability for the Taxes (including any interest or penalties thereon and additions thereto) of members of the Affiliated Group for any taxable period (including short taxable periods and any portion of any taxable period) which period (or portion) ends on or before the effective date of the Merger (a "Pre-Merger Tax Period") and to provide for certain other tax-related matters;

               NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows.

               1. Indemnification by the Company and USTNY.The Company and its subsidiaries, other than USTNY, shall indemnify and hold harmless New Holdings against any Federal, state, local and foreign income, property, sales, excise, transfer, withholding, employment or other taxes, tariffs or governmental charges (and all penalties and interest relating thereto) imposed by a governmental authority pursuant to the exercise of its power to tax (collectively, "Taxes") (i) imposed on the Company, USTNY or any of their respective subsidiaries at the Effective Time of the Merger for any taxable period (including short taxable periods and any portion of any taxable period) which period (or portion) begins on or after and ends after the effective date of the Merger (a "Post-Merger Tax Period"),
     (ii) imposed on any member of the Affiliated Group as a result of the Merger failing to qualify as a reorganization under Section 368(a) of the Code solely by reason of one or more actions, other than a Contemplated Action, taken by the Company, the Parent or any of their respective subsidiaries after the Merger or (iii) imposed as a result of the Spinoffs on any member of the Affiliated Group solely by reason of one or more actions, other than a Contemplated Action, taken by the Company, the Parent or any of their respective subsidiaries after the Merger. As used herein, "Contemplated Action" shall mean any action or inaction set forth in the documents prepared in connection with the Spinoffs and the Merger, and actions or inactions contemplated to be taken as specified in writing by the Parent to New Holdings in connection with the preparation of a private letter ruling request to be completed in connection with the Spinoffs and the Merger. Except as specifically provided in this Section 1, none of Parent, the Company nor any of their respective subsidiaries shall have any obligation to any of New Holdings, New Trustco or any of their respective subsidiaries for any Taxes arising from or related to the Spinoffs or the Merger.

               2.   Indemnification by New Holdings.  New
     Holdings and each direct or indirect subsidiary thereof, other than New Trustco, shall indemnify and hold harmless the Parent, the Company, USTNY and each direct or indirect subsidiary thereof against any and all Taxes, other than Taxes for which New Holdings, New Trustco and each direct or indirect subsidiary thereof has been indemnified under
     Section 1, (i) imposed on any member of the Affiliated Group with respect to a Pre-Merger Tax Period or (ii) imposed on Parent, Company and each direct or indirect subsidiary thereof as a result of the Spinoffs or the Merger.

               3. Control of Tax Matters. (a) The Company hereby irrevocably designates, and agrees to cause each of its subsidiaries to so designate, New Holdings as its agent to take any and all actions, at New Holdings' sole expense, necessary or incidental to the preparation of Tax returns and the filing of claims for refunds or forms relating to any Pre-Merger Tax Period. For any Straddle Period (as defined in Section 4) of the Company or any of its subsidiaries that was a member of the Affiliated Group for any Pre-Merger Tax Period, Parent, at Parent's sole expense, will timely file (in a manner consistent with past practice of the Company, unless Parent reasonably determines that such practice is inconsistent with the then existing state of the law) with the appropriate Taxing authorities all Tax returns required to be filed.

               (b) If requested by New Holdings the Company will, and will cause each of its subsidiaries that was a member of the Affiliated Group for any Pre-Merger Tax Period to, and New Holdings will, and will cause each of its subsidiaries that was a member of the Affiliated Group for any Pre-Merger Tax Period to, join in the filing of Consolidated Returns for all Pre-Merger Tax Periods to the extent the Company, New Holdings and their subsidiaries are respectively eligible to join in such Consolidated Returns. Such Consolidated Returns will be filed on behalf of the Affiliated Group by New Holdings or, if so requested by New Holdings, by the Company.

               (c) The Company shall refrain, and shall cause each of its subsidiaries to refrain, from making any material tax election (including an election under Section 13261(g)(2) of the Revenue Reconciliation Act of 1993) without the prior written consent of New Holdings that would
     (i) bind New Holdings or any member of the Holdings Group or
     (ii) materially affect the Tax liability of the Affiliated
     Group.

               (d) Without the prior written consent of Parent, New Holdings shall refrain, and shall cause each of its subsidiaries to refrain, from making, filing or amending any Tax return that includes any Pre-Merger Tax Period that (i) is inconsistent with the existing and historic method used by the Affiliated Group in calculating the taxable income of the Affiliated Group and (ii) would materially affect the Tax liability of the Parent, Company and each direct or indirect subsidiary thereof for any Post-Merger Tax Period.

               4. Allocation Between Taxable Periods. (a) In the case of any taxable period that includes but does not end on the effective date of the Merger (a "Straddle
     Period"),

                    (i)  real, personal and intangible property
               Taxes, other than transfer and similar Taxes, ("Property Taxes") allocated to the Pre-Merger Tax Period shall be equal to the amount of such Property Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that are in the Pre-Merger Tax Period and the denominator of which is the number of days in the Straddle Period; and

                    (ii) all Taxes (other than Property Taxes)
               for the Pre-Merger Tax Period shall be computed based on an actual closing of the books as if such taxable period ended as of the close of business on the effective date of the Merger and, in the case of any Taxes attributable to the ownership of any equity interest in any partnership or other "flow through" entity, based on an actual closing of the books as if the taxable period of such partnership or other "flow through" entity ended as of the close of business on the effective date of the Merger; provided, however, the transfers and transactions (including Taxes attributable thereto) which occur to effectuate the Spinoffs or the Merger shall be allocated to the Pre-Merger Tax Period.

               (b) In the case of any taxable period other than a Straddle Period, all income, deductions and other items shall be allocated between the Pre-Merger Tax Period and the Post-Merger Tax Period in a manner consistent with applicable tax accounting principles and based on an actual closing of the books of the Company on the effective date of the Merger except that (i) allowances or deductions that are calculated on an annual basis (such as the deductions for amortization, depreciation or capital allowances) and Property Taxes shall be prorated on a daily basis, (ii) transfers and transactions (including Taxes attributable thereto) which occur to effectuate the Spinoffs or the Merger shall be allocated to the Pre-Merger Tax Period, and
     (iii) if the effective date of the Merger occurs on a date other than the first day of a fiscal month of the Company, all income, deductions and other items for such month (other than amounts attributable to transactions not in the ordinary course of business and other than closing adjustments and other similar adjustments) will be prorated on a daily basis. Any adjustments made by any Taxing authority shall be allocated in accordance with the principles of this Section 4(b).

               (c) Without limiting the foregoing provisions of this Section 4 setting forth the principles for allocating income, gain, loss, deduction, credits, events or transfers between Pre-Merger and Post-Merger Tax Periods, and any Straddle Period, New Holdings, Parent, and the Company shall file, or cause to be filed, all relevant Tax returns and execute, or cause to be executed, such other documents as may be required by any Taxing authority, on the basis that the Spinoffs and the Merger shall occur for Tax purposes as of the close of business on the day before the effective date of the Merger and refrain from taking any position inconsistent with such basis with any Taxing authority unless the relevant Taxing authority will not accept a Tax return filed on such basis, or unless otherwise required under applicable law after a final determination thereof.

               5. Cooperation. The Company agrees to cooperate with New Holdings, and will cause each of its subsidiaries to so cooperate, in a timely manner consistent with existing practice in filing any return or consent contemplated by this Agreement. The Company also agrees to take, and will cause the appropriate subsidiary to take, such action or actions as New Holdings may reasonably request, including but not limited to the filing of requests for the extension of time within which to file tax returns, and to cooperate in connection with any refund claim with respect to any Pre-Merger Tax Period. The Company further agrees to furnish timely, and to cause each of its subsidiaries to so furnish, New Holdings with any and all information reasonably requested by New Holdings in order to carry out the provisions of this Agreement. Without limiting the generality of the foregoing sentence, the Company specifically agrees to provide to New Holdings promptly, but in any event within 10 days of receipt thereof, copies of any correspondence or notices received from the Internal Revenue Service or any other Taxing authority with respect to Taxes of the Affiliated Group for a Pre-Merger Tax Period. New Holdings agrees to furnish timely to the Company any and all information requested by the Company in order to carry out the provisions of this Agreement.

               6. Refunds and Carrybacks; Carryforwards. (a) Any refund or reduction of any Tax that results from any refund or carryback of a loss, credit or similar item of the Company arising from or attributable to a Pre-Merger Tax Period to a Taxable period beginning prior to the effective date of the Merger shall be for the account of New Holdings. The Company shall, promptly upon receipt by the Company, pay to New Holdings any such refund or reduction (whether payable pursuant to a Consolidated Return or not) together with any interest relating thereto at the Federal statutory rate used by the Internal Revenue Service or the relevant Taxing authority in computing the interest payable by or to it, regardless of whether such refund is attributable to a carryback, adjustment or any other factor. The Company's obligations under this Section 6(a) shall be limited to amounts (including interest) actually received by the Company with respect to such refund. A refund or reduction will be considered to have been received by the Company or its affiliate (i) to the extent that the amount of Taxes such person would be required to pay but for such refund or carryback is reduced, or the amount of a Tax refund such person would receive but for such refund or carryback is increased and (ii) at the time a Tax payment or refund referred to in clause (i) is actually paid or received, as the case may be, by the Company or its then existing affiliates. New Holdings and its direct and indirect subsidiaries shall reimburse Company for any payment (including any expenses, interest or penalties related thereto) made by Company under this Section 6(a) promptly upon a determination that the refund or reduction to which such payment relates was erroneous.

               (b)  Any refund or reduction of any Tax that
     results from any carryforward of a loss, credit or similar item of the Company from a Taxable period beginning prior to the effective date of the Merger to a Taxable period beginning on or after the effective date of the Merger shall be for the account of New Holdings. In the event the Company, USTNY or any subsidiary of the Company that was a member of the Affiliated Group for a Pre-Merger Tax Period carries forward such loss, credit or similar item from a Pre-Merger Tax Period to a taxable period ending after the date of the Merger, the Company shall pay to New Holdings the Tax benefit attributable to such carryforward as and when such Tax benefit is realized. In computing the amount of any such refund or reduction of Tax, the Company or its affiliate will be deemed to recognize all items of income, gain, loss, reduction or credit before recognizing any item so carried forward. A refund or reduction will be considered to have been received by the Company or its affiliate (i) to the extent that the amount of Taxes such person would be required to pay but for such carryforward is reduced, or the amount of a Tax refund such person would receive but for such carryforward is increased and (ii) at the time a Tax payment or refund referred to in clause (i) is actually paid or received, as the case may be, by the Company or its affiliates. Such amount shall be paid by the Company to New Holdings within five business days of a written request therefor by New Holdings, which request shall set forth in reasonable detail the computation of such amount and the date such Tax benefit was received. New Holdings and its direct and indirect subsidiaries shall reimburse Company for any payment (including any expenses, interest or penalties related thereto) made by Company under this Section 6(b) promptly upon a determination that the refund or reduction to which such payment relates was erroneous.

               (c) To the extent Parent reasonably determines that any refund or reduction received by Company or its direct or indirect subsidiaries which is payable to New Holdings under this Section 6 is based on a position that is likely to be successfully challenged by Taxing authorities, Company shall have the right to require New Holdings to secure its reimbursement obligation in a manner and for a term reasonably satisfactory to Parent; provided, further, Company's obligations hereunder to pay such refund to New Holdings shall be conditioned upon the prior receipt of such security. Provided, however, if the amount Company or its direct or indirect subsidiaries must pay to any Taxing authority with respect to any such refund or reduction exceeds the amount of security, if any, provided the Company pursuant to this Section 6(c), New Holdings shall pay such excess to the Company as provided in Sections 6(a) or 6(b), as applicable.

               7. Contests. (a) Except as provided below, in the event that any deficiencies or refund claims arise with respect to a Tax liability of the Affiliated Group for a Pre-Merger Tax Period, New Holdings shall control all proceedings with respect thereto. In the event that any issue or issues are raised during such proceedings that may result, directly or indirectly, in deficiencies or refund claims related to Taxes that would be required to be paid by the Company pursuant to Section 1 hereof, both New Holdings and Parent agree and acknowledge that the contest of any such issue or issues shall be conducted jointly; provided, however, all major decisions regarding the conduct of such contest shall be made by Parent. New Holdings' right to indemnity hereunder shall be conditioned on New Holdings' compliance with Section 4 of the Post-Closing Covenants Agreement except that New Holdings' shall be required to give notice to Parent under Section 4 of the Post-Closing Covenants Agreement upon the receipt of oral or written notice by New Holdings from any governmental authority or agent thereof of an issue that may result in Taxes for which a claim for indemnity from Parent, Company or USTNY may be made under this Agreement.

               (b) New Holdings and the Company agree to cooperate in all reasonable respects with respect to Tax deficiencies or refund claims described in Sections 6(a) and
     (b), which cooperation shall include executing and filing such waivers, consents, forms, court petitions, refund claims, complaints, powers of attorney and other documents needed from time to time in order to defend, prosecute or resolve such deficiencies or claims.

               8. Computations. Other than determinations of whether there are any indemnity obligations under this Agreement, all computations or recomputations of Tax liability and all determinations, computations or recomputations of any amount or any payment (including, but not limited to, computations of the amount of the Tax liability, the amount or effect of any loss, credit or deduction, the effect of a Federal statutory Tax rate change for a Taxable year, and the amount of any interest, penalties or additions imposed with respect to any Tax) shall be prepared by New Holdings and submitted to Parent for its written approval. Any disagreement as to such computations after submission to the Parent by New Holdings shall be resolved by a nationally recognized accounting firm, with expertise in Tax, independent of each of the parties hereto. Without limiting the foregoing, New Holdings shall calculate the Taxable income of the Affiliated Group in accordance with the existing and historic methodology used by the Affiliated Group in calculating Taxable income of the Affiliated Group and submit such calculation to the Parent in accordance with the provisions of this Section 8.

               9. Offsets. No payment shall be required to be made by either party to the other pursuant to this Agreement to the extent that there is an amount then due and payable under this Agreement to the party that is to make such payment.

               10. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

               11. Survival. The provisions of this Agreement shall survive the effective date of the Merger and remain in full force until all periods of limitations, including any extensions or waiver periods, for all Taxable periods of the Company and New Holdings prior to or including the effective date of the Merger have expired.

               12. Notices. Any notices, payments or other communications required by this Agreement shall be made as provided in the Section 8.2 of the Merger Agreement;
     however, copies of such notices, payments or other communications shall, for both New Holdings and the Company, be sent to the attention of the Director of Taxes.

               13. Governing Law. The principles and provisions of Section 8.7 of the Merger Agreement shall apply to this Agreement.

               14.  Entire Agreement.  This Agreement (a)
     constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies. The parties agree that to the extent the provisions of any other agreements executed in connection with the Spinoffs or the Merger are inconsistent with the provisions hereof, the provisions of this Agreement shall prevail.

               15. Counterparts. The principles and provisions of Section 8.5 of the Merger Agreement shall apply to this Agreement.

               16.  Severability.  If any provision of this
     Agreement or the application of any such provision to any person or circumstances shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

               17.  Headings.  Headings of sections in this
     Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

               18.  Definitions.   Any capitalized term not
     defined in this Agreement shall have the meaning given to such term by the Contribution and Assumption Agreement, the Agreement and Plan of Distribution or the Merger Agreement.

              [Remained of page intentionally left blank]

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                   U.S. TRUST CORPORATION


                                    By:
                                       -------------------------
                                       Name:
                                       Title:



                                   [NEW HOLDINGS]


                                   By:
                                      --------------------------
                                      Name:
                                      Title:



                                   THE CHASE MANHATTAN
                                   CORPORATION,


                                   By:
                                      --------------------------
                                      Name:
                                      Title: